MetLife Russell 2000 Index Portfolio Investment Strategy - MetLife Russell 2000 Index Portfolio	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Russell 2000® Index is composed of approximately 2,000 small capitalization companies. MetLife Investment Management, LLC (“MIM” or “Subadviser”), the subadviser to the Portfolio, invests the Portfolio’s assets in a selected stratified sample of the 2,000 stocks included in the Russell 2000® Index. The stocks purchased for the Portfolio are chosen by MIM based on a variety of models and factors to, as a group, reflect the composite performance of the Russell 2000® Index. Although the Portfolio seeks to track the performance of the Russell 2000® Index, its performance usually will not exactly match that of the index because, among other things, the Portfolio incurs operating expenses. The Russell 2000® Index is an unmanaged group of common stocks, and therefore does not incur these expenses. As of December 31, 2025, the highest market capitalization of companies in the Russell 2000® Index was $35.6 billion. The market capitalization limits will vary with market fluctuations. MIM, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the Russell 2000® Index. The Portfolio may also invest in real estate investment trusts. In seeking to track the performance of the Russell 2000® Index, from time to time the Portfolio may focus its investments in one or more industries or sectors. MIM may rebalance the Portfolio due to, among other things, cash flows into and out of the Portfolio or changes in the Russell 2000® Index.